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                                                                    EXHIBIT 10.5

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                                   BRACKNELL
                                  CORPORATION
                         ----------------------------


                               STOCK OPTION PLAN

1.   Purpose of the Plan
     -------------------

          The purpose of the Plan is to provide certain directors, officers and key employees of the Corporation and its subsidiaries with an opportunity to purchase Common Shares and to benefit from the appreciation thereof. This will provide an increased incentive for these directors, officers and key employees to contribute to the future success and prosperity of the Corporation, thus enhancing the value of the Common Shares for the benefit of all the shareholders and increasing the ability of the Corporation and its subsidiaries to attract and retain individuals of exceptional skill.

2.   Defined Terms
     -------------

          Where used herein, the following terms shall have the following meanings, respectively:

2.1       "Board" means the board of directors of the Corporation;

2.2 "Common Shares" means the common shares of the Corporation or, in the event of an adjustment contemplated by Article 6 hereof, such other Common Shares to which a Participant may be entitled upon the exercise of an Option as a result of such adjustment;

2.3 "Corporation" means Bracknell Corporation, and includes any successor corporation thereof;

2.4       "Exchange" means The Toronto Stock Exchange;

2.5 "Market Price" per Common Share on the date any Option is granted shall be the closing price of the Common Shares on the Exchange (or, if the Common Shares are not then listed and posted for trading on the Exchange, on such stock exchange in Canada on which such shares are listed and posted for trading as may be selected for such purpose by the Board) on the trading day immediately preceding the date on which the Option is granted. In the event that such Common Shares did not trade on such trading day, the Market Price shall be the average of the bid and ask prices in respect of such Common Shares at the close of trading on such date. In the event that the Common Shares are not listed and posted for trading on any stock exchange in Canada, the Market Price shall be the fair market value of such Common Shares as determined by the Board in its sole discretion;
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2.6       "Option" means an option to purchase Common Shares granted by the
Board to certain directors, officers and key employees of the Corporation and its subsidiaries, subject to the provisions contained herein;

2.7 "Option Price" means the price per share at which Common Shares may be purchased under the Option, as the same may be adjusted in accordance with Articles 4 and 6 hereof;

2.8 "Participants" means certain directors, officers and key employees of the Corporation and its subsidiaries to whom Options are granted and which Options or a portion thereof remain unexercised;

2.9 "Plan" means the Stock Option Plan of the Corporation as set forth herein, as the same may be amended or varied from time to time; and

2.10 "subsidiary" means any corporation that is a subsidiary of the Corporation, as such term is defined under subsection 1(2) of the Business Corporations Act (Ontario), as such provision is from time to time amended, varied or re-enacted.

3.   Administration of the Plan
     --------------------------

3.1 The Plan shall be administered by the Board. The Corporation shall effect the grant of Options under the Plan, in accordance with determinations made by the Board pursuant to the provisions of the Plan as to:

     (a) the directors, officers and key employees of the Corporation and its subsidiaries to whom Options will be granted; and

     (b)  the number of Common Shares which shall be the subject of each Option,

by the execution and delivery of instruments in writing in form approved by the Board.

3.2 The Board may, from time to time, adopt such rules and regulations for administering the Plan as it may deem proper and in the best interests of the Corporation and may, subject to applicable law, delegate its powers hereunder to administer the Plan to a committee of the Board.
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4.   Granting of Options, etc.
     -------------------------

4.1 The Board from time to time shall grant Options to certain directors, officers and key employees of the Corporation and its subsidiaries. The grant of Options will be subject to the conditions contained herein and may be subject to additional conditions determined by the Board from time to time including, without limiting the generality of the foregoing, a condition requiring that a Participant also be a participant in a specified stock purchase plan of the Corporation.

4.2 Options may be granted in respect of authorized and unissued Common Shares provided that the aggregate number of Common Shares reserved for issuance under this Plan, subject to adjustment or increase of such number pursuant to the provisions of Article 6 hereof, together with any Common Shares reserved for issuance under any options or warrants for services or employee stock purchase or stock option plans or any other plans, shall not exceed 4,280,3441 Common Shares. The aggregate number of Common Shares reserved for issuance to any one person under the Plan, together with any Common Shares reserved for issuance under options or warrants for services and employee stock purchase plans or any other share compensation arrangements to such person, must not exceed 5% of the outstanding Common Shares (on a non-diluted basis). The Common Shares in respect of which Options are not exercised shall be available for subsequent options. No fractional shares may be purchased or issued hereunder.

4.3 The Option Price shall be fixed by the Board but under no circumstances shall any Option Price be lower than the Market Price per Common Share.

4.4 At the discretion of the Board, the Option Price may increase, throughout the period or for any part of the period that the Option or a portion thereof remains unexercised, by an amount per annum fixed by the Board at the time the Option is granted.

4.5 An Option must be exercised within a period of ten years from the date of the granting of the Option. The limitation period or periods within this ten year period during which an Option or a portion thereof may be exercised by a Participant shall be determined by the Board.

4.6       Notwithstanding Sections 8.1 and 8.2 hereof, but subject to Section
4.5 above, in the event that a take-over bid is made by way of take-over bid circular to the holders of all or substantially all of the outstanding Common Shares, from and as at the date of mailing of that circular (the "Mailing Date"), all Options that are then outstanding under

_____________________
1 On February 29, 2000, the shareholders of the Corporation resolved to amend the stock option plan of the Corporation to increase the maximum number of common shares reserved for issuance thereunder to 4,280,344 common shares.
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the Plan, whether or not theretofore exercisable, shall thereupon automatically become exercisable for a period of 30 days following the Mailing Date, or such other period as the Board may, in its sole discretion, from time to time on or after the date of announcement of that take-over bid select as appropriate in the circumstances by notice given in writing to the holders of such Options, at the end of which period all Options which have not then been exercised shall revert back to and remain as they were before that take-over bid was announced or made.

5.   Exercise of Option
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          Subject to the provisions of the Plan and the terms of the granting of the Option, an Option or a portion thereof may be exercised from time to time by delivery to the Corporation at its registered office of a notice in writing signed by the Participant or the Participant's legal personal representative and addressed to the Corporation. This notice shall state the intention of the Participant or the Participant's legal personal representative to exercise the said Option or a portion thereof, the number of Common Shares in respect of which the Option is then being exercised and must be accompanied by payment in full of the Option Price for the Common Shares which are the subject of the exercise.

6.   Adjustments in Shares
     ---------------------

6.1 Appropriate adjustments in the number of Common Shares subject to the Plan and, as regards Options granted or to be granted, in the number of Common Shares optioned and in the Option Price, shall be made by the Board to give effect to adjustments in the number of Common Shares resulting from subdivisions, consolidations or reclassifications of the Common Shares, the payment of stock dividends by the Corporation (other than dividends in the ordinary course) or other relevant changes in the authorized or issued capital of the Corporation, which changes occur subsequent to the approval of the Plan by the Board.

6.2 Options granted to Participants hereunder are non-assignable and, except in the case of the death of a Participant, are exercisable only by the Participant to whom the Options have been granted.

7.   Decisions of the Board
     ----------------------

          All decisions and interpretations of the Board respecting the Plan or Options granted thereunder shall be conclusive and binding on the Corporation and the Participants and their respective legal personal representatives and on all directors, officers and employees eligible under the provisions of the Plan to participate therein.
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8.   Termination of Employment/Death
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8.1       An Option, and all rights to purchase Common Shares pursuant thereto, shall expire and terminate immediately upon the termination of the employment of the Participant by the Corporation or, if applicable, any subsidiary of the Corporation, or, if the Participant is a director of the Corporation or any subsidiary of the Corporation, immediately upon the Participant ceasing to be a director, other than in the circumstances referred to below.

8.2 If, before the expiry of an Option in accordance with the terms thereof:

     (i) in the case of a Participant who is an employee of the Corporation or any of its subsidiaries, the employment of the Participant by the Corporation or by any of its subsidiaries shall terminate for any reason whatsoever other than termination by the Corporation for cause or the voluntary resignation of the Participant but including, for greater certainty, termination by reason of the death of the Participant; or

     (ii) in the case of a Participant who is a director of the Corporation or any of its subsidiaries and not an employee, such director shall cease to be a director of the Corporation or any subsidiary of the Corporation for any reason;

such Option may, subject to the terms thereof and any other terms of the Plan, be exercised, if the Participant is deceased, by the legal personal representative(s) of the Participant's estate or, if the Participant is alive, by the Participant, at any time within three months of the date of termination of employment or, where applicable, the date a Participant ceases to be a director.

8.3 The Plan does not confer upon a Participant any right with respect to continuation of employment by the Corporation or any subsidiary, nor does it interfere in any way with the right of the Participant or the Corporation or any subsidiary of the Corporation to terminate the Participant's employment at any time.

8.4 Options shall not be affected by any change of employment of the Participant where the Participant continues to be employed by the Corporation or any of its subsidiaries.
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9.   Amendment or Discontinuance of Plan
     -----------------------------------

          The Board may amend or discontinue the Plan at any time without the consent of the Participants provided that such amendment shall not alter or impair in any materially adverse manner any Option previously granted under the Plan except as permitted by the provisions of Article 6 hereof.

10.  Government Regulation
     ---------------------

          The Corporation's obligation to issue and deliver Common Shares under any Option is subject to:

     (a) the satisfaction of all requirements under applicable securities laws in respect thereof and obtaining all regulatory approvals as the Corporation shall determine to be necessary or advisable in connection with the authorization, issuance or sale thereof;

     (b) the admission of such Common Shares to listing on any stock exchange on which such Common Shares may then be listed; and

     (c) the receipt from the Participant of such representations, agreements and undertakings as to future dealings in such Common Shares as the Corporation determines to be necessary or advisable in order to safeguard against the violation of the securities laws of any jurisdiction.

In this connection, the Corporation shall take all reasonable steps to obtain such approvals and registrations as may be necessary for the issuance of such Common Shares in compliance with applicable securities laws and for the listing of such Common Shares on any stock exchange on which such Common Shares are then listed.

11.  Participants' Rights
     --------------------

          A Participant shall not have any rights as a shareholder of the Corporation until the issuance of a certificate for Common Shares upon the exercise of an Option or a portion thereof, and then only with respect to the Common Shares represented by such certificate or certificates.
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12.  Amendment and Restatement, etc.
     -------------------------------

          The foregoing amends and restates in its entirety the Stock Option Plan of the Corporation dated February 27, 1996 (the "1996 Plan"). For greater certainty, the changes to the 1996 Plan reflected herein apply to all Options outstanding hereunder as at September 9, 1998. This Plan may be referred to as the Amended and Restated Stock Option Plan of the Corporation and shall for all purposes be deemed effective on the basis set forth above as at the opening of business (Toronto time) on September 9, 1998.